Business Combination - Summary of fair value of assets acquired and liabilities assumed as part of the Acquisition (Details) - TOI Parent Inc. - USD ($)	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Fair value of assets acquired and liabilities assumed:
Goodwill	$ 15,680,160	$ 14,226,674	$ 14,076,674	$ 14,076,674
Practice, ICRI, and HHHC
Fair value of assets acquired and liabilities assumed:
Cash	65,042	505,317
Accounts receivable	248,816	11,097,858
Inventories	62,656	2,707,640
Prepaid expenses and other		144,447
Property and equipment, net		388,511
Goodwill	1,453,486	14,076,674
Intangible assets, net		25,234,000
Total assets acquired	1,979,398	54,154,447
Accounts payable	120,000	136,989
Accrued expenses and other current liabilities	149,398	7,658,103
Deferred tax liability		1,400,653
Total liabilities assumed	269,398	9,195,745
Net assets acquired	$ 1,710,000	$ 44,958,702